BUSINESS FIRST BANCSHARES

Merger with Texas Citizens Bancorp, Inc.

October 21, 2021


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

LEGAL DISCLOSURES

Forward-Looking Statements

Statements in this presentation may not be based on historical facts and may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to (i) the expected impact of the Proposed Transaction between Business First Bancshares, Inc. ("BFST" or "Business First") and Texas Citizens Bancorp, Inc. ("Texas Citizens") (the "Proposed Transaction") on the combined entities' operations, financial condition, and financial results, (ii) expectations regarding the ability of Business First and Texas Citizens to successfully integrate the combined businesses, and (iii) the amount of cost savings and other benefits that are expected to be realized as a result of the Proposed Transaction. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation because actual results could differ materially from those indicated in such forward-looking statements due to a variety of factors. These factors, include, but are not limited to, the ability to obtain regulatory approvals and meet other closing conditions required to complete the Proposed Transaction, including necessary approvals by Texas Citizens' shareholders on the expected terms and schedule, delay in closing the Proposed Transaction, difficulties and delays in integrating the Texas Citizens businesses or fully realizing cost savings from and other anticipated benefits of the Proposed Transaction, business disruption during and following the Proposed Transaction, changes in interest rates and capital markets, inflation, customer acceptance of the combined business's products and services, and other risk factors, including those set forth in the section entitled "Risk Factors" in Business First's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission ("SEC") on March 5, 2021 (as amended in Business First's Quarterly Reports on Form 10-Q), as well as other relevant risk factors may be detailed from time to time in Business First's press releases and filings with the SEC. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this presentation, and neither Business First nor Texas Citizens undertake any obligation, and each specifically declines any obligation, to revise or update these forward-looking statements, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Non-GAAP financial measures that may be used in this presentation include: (i) core net income, (ii) core return on average assets, (iii) core return on average equity, (iv) core diluted earnings per common share, (v) core net interest income, (vi) core net interest margin, (vii) tangible common equity, (viii) tangible assets, (ix) tangible book value per share, and (x) core efficiency ratio. Core net income excludes securities gains and losses, merger related expenses and other extraordinary gains and losses, and core return on average assets, core return on average equity and core diluted earnings per common share is core net income divided by total average assets, total average equity and average diluted shares outstanding, respectively. Core net interest income excludes the impact of loan purchase discount accretion, and core net interest margin is core net interest income divided by average interest-earning assets. Tangible common equity and tangible assets exclude goodwill and core deposit and other intangible assets, and tangible book value per share reflects the per share value of tangible common equity. Core efficiency ratio is noninterest expense with core adjustments divided by net interest and noninterest income with core adjustments. Management believes that non-GAAP financial measures provide additional useful information that allows reads to evaluate the ongoing performance of Business First and provide meaningful comparisons to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Business First's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Business First. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

Additional Information and Where to Find it

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer or solicitation would be unlawful.

In connection with the Proposed Transaction, Business First will file with the SEC a registration statement on Form S-4 (the "Registration Statement") that will include a proxy statement of Texas Citizens and a prospectus of Business First (the "Proxy Statement-Prospectus"), and Business First may file with the SEC other relevant documents concerning the Proposed Transaction. The Proxy Statement-Prospectus will be mailed to the shareholders of Texas Citizens. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT-PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY BUSINESS FIRST, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Free copies of the Proxy Statement-Prospectus, as well as other filings containing information about Business First, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by Business First. You will also be able to obtain these documents, when they are filed, free of charge, from Business First at www.b1bank.com. Copies of the Proxy Statement-Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, LA 70801, Attention: Corporate Secretary, Telephone: 225-248-7600 or to Texas Citizens, 4949 Fairmont Parkway, Suite 100, Pasadena, TX 77505, Attention: Corporate Secretary, Telephone: 713-948-5700.

Participants in Solicitation

Business First, Texas Citizens and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Texas Citizens in connection with the Proposed Transaction. Information about Business First's directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 15, 2021. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement-Prospectus pertaining to the Proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

b1BANK

MERGER WITH
TEXAS CITIZENS BANCORP, INC

TEXAS CITIZENS BANK

KEY TRANSACTION THEMES

- **Entry into the Houston, Texas market with over $350 million in loans and over $450 million in deposits**
  - Consistent with BFST's disciplined expansion strategy and complementary to growing DFW, Texas operations
  - Approximately 30% of pro forma loans in Texas
  - Long-term commitments from key Texas Citizens personnel
- **TCB has a commercial lending focus and low cost funding structure**
  - 57% commercial loans[1]
  - 45% demand deposits[1]
- **Attractive financial impact**
  - 100% stock consideration; aggregate deal value of $52.9 million[2]
  - Approximately $5 billion in pro forma assets at closing



DALLAS
SHREVEPORT
MONROE
HOUSTON
LAKE CHARLES
LAFAYETTE
BATON ROUGE
NEW ORLEANS
BUSINESS FIRST BANCSHARES, INC
(41 Banking Centers(3), 2 Loan Production Offices)
SMITH SHELLNUT WILSON, LLC
TEXAS CITIZENS BANCORP, INC
(6 Locations)

(1) Bank-level Call Report data as of June 30, 2021.
(2) Based on BFST closing stock price of $25.30 as of October 19, 2021.
(3) Pro forma excluding Oak Grove location sold on October 1, 2021.

RECENT CORPORATE HISTORY: SIGNIFICANT MILESTONES


2016
2017
2018
2019
2020
2021

2017

- Acquired Minden Bancorp, Inc. ($317.4M[2] in total assets)
- Completed $66 mm private placement of common stock
- Expanded de novo into DFW, TX market

2018

- Direct listing on NASDAQ under BFST ticker symbol
- Acquired Richland State Bancorp, Inc. ($316.4M[2] in total assets)
- Completed $29 mm follow-on equity offering of common stock
- $25 mm subordinated debt issuance

2019

- Opened second full-service location in DFW, TX
- Rebranded as b1BANK

2020

- Acquired Pedestal Bancshares, Inc. ($1.3B[2] in total assets)
- Participated in SBA PPP program ($604.3 mm)
- Participated in Main Street Lending Program ($327.8 mm)
- Establishment of Financial Institutions Group with team lift-out, based in Dallas, TX

2021

- Acquired Smith Shellnut Wilson, LLC in Jackson, MS
- Opened third DFW, TX location
- Self-managed $52.5 mm subordinated debt issuance
- Opened LPO in Ruston, LA
- Banker team lift-out in New Orleans, LA market (LPO)
- **Announces Texas Citizens Bank Transaction**

Total Assets ($ millions)					
$1,106	$1,321	$2,095	$2,274	$4,160	$4,922 (1)

2016 – YTD 2021 Total Asset CAGR: 36.9%(1)

(1) Pro forma excluding purchase accounting adjustments as of September 30, 2021. All other periods as of December 31st for BFST standalone.
(2) Fair value of total assets at closing.
Data Source: Company Documents

ORGANIC GROWTH SUCCESS AND KEY INVESTMENTS



+19.4%
+7.0%
$2,559
$3,521
Pedestal Transaction closed May 1, 2020
$2,685
$3,236
$2,676
$3,617
$2,656
$3,859
$2,829
$3,724
$3,057
3,768
2020Q2
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3
Loans HFI (1)
Deposits

Growth

- Banker team lift-out in New Orleans (LPO) and LPO in Ruston
- Opened 3rd full service banking center in DFW
- Formation of new FIG team led by Jesse Jackson, former Texas Capital Bank Dallas commercial banker
- Acquired Smith Shellnut Wilson, LLC to expand asset mgmt. division
- Participated in PPP and MSLP, funding $930+ million in loans
- Launched b1BANK Foundation / Incubator

Oversight: Board Additions

- Keith Tillage (CEO of a Louisiana commercial construction company)
- Carol Calkins, CPA (over 30 years of finance, audit, environmental, social and governance criteria experience, retired PWC partner)
- John Ducrest (former Louisiana Commissioner of Financial Institutions)
- Drew Brees (former NFL quarterback and entrepreneur)

Profitability

- Q3 YTD Core ROAA(3): 1.30% in 2021 vs 0.96% in 2020
- Q2'21 PPP loan sale and recent banking center sale generated $8.0 million in additional capital
- Repurchased 955,626 shares at a weighted average price per share of $17.50(2)

Technology

- Completed two separate fintech-focused fund investments
- Adopted cloud-enabled core system hosted in Azure, providing an open architecture operating system
- Partnered with Moven and Q2 CorePro to deliver new personalized digital banking solutions

Note: Dollars in millions. Data Source: Company Documents
(1) Excludes PPP.
(2) Since January 1, 2020.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation.

TEXAS CITIZENS BANK TRANSACTION RATIONALE

Strategically Positioned

- Well-positioned commercial banking platform in Houston MSA
- Local banking talent joining BFST organization
- Established Houston base from which to replicate proven organic Dallas strategy
- One of only two Louisiana-based franchises with banking centers in Dallas and Houston

Financially Compelling

- Mid-teens average EPS accretion; three-year TBV earnback
- Deliverable cost savings opportunities
- High proportion of demand deposits improves pro forma funding base
- Increased capital accretion to support future organic growth

Minimal Execution Risk

- Compatible cultures; business mix familiarity, over 50% of TCB loans are commercial
- Business-focused relationships and low transaction count aids integration
- Long-term commitments from Texas Citizens' Founder & CEO and all top producers
- Don Hingle, BFST EVP and former Chief Credit Executive with 39 years of banking experience, to run Houston market

OVERVIEW OF TEXAS CITIZENS BANCORP, INC.

- Headquartered in Houston, Texas MSA; founded in 2006
- $517 million in assets institution operating from 6 strategic locations across southern and central Houston
  - $366 mm in loans; $452 mm in deposits
- Commercial banking focus
  - 57% commercial loans(1)(2)
  - 45% demand deposits(1)(2)
- Duncan Stewart, founder and CEO of Texas Citizens, will bring 25 years of experience in Houston banking to BFST
- Profitability and credit losses have improved substantially
- Texas Citizens' December 2019 enforcement action lifted in October 2021



Texas Citizens Bancorp, Inc. (6 banking centers)
Brenham
Houston
Baytown
Pasadena
Sugar Land
League City
Anahuac National Wildlife Refuge
2 banking centers >$100 mm in deposits
3 banking centers between $50-$100 mm in deposits
Most recent banking center opened in December 2019

Financial Highlights

(Dollars in millions)	Years Ended December 31,					YTD
Balance Sheet	**2016**	**2017**	**2018**	**2019**	**2020**	**9/30/2021**
Assets	$396	$460	$565	$522	$536	$517
Gross Loans (Excl. HFS)	336	397	458	409	419	366
Deposits	322	374	441	421	418	452
Total Equity	37	35	32	33	32	35
Profitability (%)						
Net Income	$2.1	($0.7)	($0.8)	($0.1)	($0.2)	$2.1
ROAA	0.54	(0.15)	(0.17)	(0.03)	(0.03)	0.52
ROAE	5.78	(1.83)	(2.53)	(0.45)	(0.54)	8.63
Net Interest Margin	5.08	5.01	4.82	4.55	4.08	3.44
Efficiency Ratio	74.5	80.3	76.8	81.7	92.9	88.5
Non-Interest Income / Avg. Assets	0.47	0.52	0.44	0.43	0.16	0.59
Balance Sheet Ratios (%)						
Loans / Deposits	104.2	106.3	104.0	97.1	100.1	70.7
Tg. Common Equity / Tg. Assets(3)	9.3	7.6	5.7	6.2	6.1	6.7
Leverage Ratio(2)	9.3	9.1	9.0	10.1	10.3	10.8
Total Risk Based Capital Ratio(2)	11.3	10.6	11.3	13.4	15.5	16.8
Asset Quality (%)						
NPAs / Assets (excl. TDR)(2)	1.45	1.13	1.08	1.76	2.82	1.51
NPLs / Loans (excl. TDR)(2)	0.42	0.45	0.78	1.67	3.34	2.12
Reserves / Loans	1.27	1.32	1.64	1.91	1.77	1.75
Reserves / NPLs(2)	302.6	223.3	172.9	108.8	23.3	82.5
NCOs / Avg Loans	0.24	0.23	0.96	0.70	0.36	0.04

Business Mix(1)(2)



1.4%
5.0%
5.9%
6.4%
30.1%
56.8% Commercial
26.7%
24.6%
O/O CRE
Non-O/O CRE
Consumer & Other
Multi-Family
C&I
Construction & Land
1-4 Family

MRQ Loan Yield: 4.68%



13.4%
9.4%
86.6% Transaction Accounts
44.6%
32.6%
Demand
NOW & Other Trans.
Savings & MMDA
Time Deposits

MRQ Deposit Cost: 0.31%

Note: Consolidated financial data as of September 30, 2021.
(1) Data as of June 30, 2021.
(2) Bank-level data.
(3) Non-GAAP financial measure.
Data Source: S&P Global Market Intelligence and Company Documents.

BFST PROVEN TEXAS EXPANSION STRATEGY

- **Since 2017, BFST has executed on a multi-year, organic growth strategy in Dallas**
  - Successful ramp up from 1 LPO to 3 full-service banking centers
  - BFST currently has over $600 million of loans outstanding as of September 30, 2021, with 13 producers / commercial bankers
  - Current Dallas pipeline includes nearly $150 million in approved but not yet closed loans
  - BFST Financial Institutions Group established in 2020; nearly $200 million in deposits from 36 financial institutions, in excess of $150 million in loans participated to over 30 banks



Lake Lewisville
Flower Mound
Plano
Garland
Dallas
114
1171
75
77

Frisco Banking Center
Opened: March 2021
Loans: $175mm Deposits: $43mm

Spring Valley Banking Center
LPO: November 2017
Full Service: May 2018
Loans: $135mm Deposits: $64mm

Heath Banking Center
Opened: December 2019
Loans: $293mm Deposits: $54mm

- **BFST's Dallas market expansion provides a road map for future growth in Houston**

2017 — 2018 — 2019 — 2020 — 9/30/2021

2017:
- Spring Valley LPO Opens
- $21mm Dallas Loans[1]
- 4 FTEs

2018:
- Spring Valley LPO converts to full service banking center
- $52mm Dallas Loans[1]
- 9 FTEs

2019:
- Heath Banking Center Opens
- $212mm Dallas Loans[1]
- 21 FTEs

2020:
- Dallas Financial Institution Group Lift-out
- $405mm Dallas Loans[1]
- 28 FTEs

2021:
- Frisco Banking Center Opens
- $603mm Dallas Loans[1]
- 38 FTEs

(1) Loans as of year end. 2021 loans as of September 30, 2021.
Data Source: Company Documents

OVERVIEW OF HOUSTON MARKET

Market Highlights

- Houston's population of 7.1 million makes it the 5th largest MSA in the United States
  - Houston's population is larger than all but 14 states
  - Houston is projected to be the second fastest growing of the Top 25 MSAs in the U.S. over the next five years
- Houston is home to 24 Fortune 500 companies, totaling $400 billion in annual revenue
- Port Houston has been the largest port in the US by foreign waterborne tonnage, imports, export tonnage and total vessel transits since 2019
- Texas Medical Center is the largest medical complex in the world and the 8th largest business district in the US
- Houston is ranked the second fastest-growing tech hub for relocations resulting from the COVID-19 pandemic

Houston & Dallas' Rank Among Top 25 US MSAs

	Houston	Dallas
Population	5	4
Projected Population Growth	2	3
Market Deposits	6	8
Cost of Living Index	5	12
GDP	7	6

Houston MSA Deposit Market Share[1]

Rank	Insitution (ST)	Branches	Deposits in Market ($M)
1	JPMorgan Chase & Co. (NY)	176	155,895
2	Wells Fargo & Co. (CA)	164	34,160
3	Bank of America Corporation (NC)	112	26,437
4	The PNC Finl Svcs Grp (PA)	86	14,992
5	Zions Bancorp. NA (UT)	59	13,834
6	Cullen/Frost Bankers Inc. (TX)	53	8,034
7	Prosperity Bancshares Inc. (TX)	58	6,444
8	BancorpSouth Bank (MS)	23	6,302
9	Woodforest Financial Grp Inc. (TX)	105	6,280
10	Capital One Financial Corp. (VA)	22	6,243
11	Allegiance Bancshares Inc. (TX)	26	5,215
12	Comerica Inc. (TX)	49	3,554
13	Texas Capital Bancshares Inc. (TX)	2	3,544
14	Truist Financial Corp. (NC)	21	2,197
15	BOK Financial Corp. (OK)	11	2,128
44	Texas Citizens Bancorp, Inc. (TX)	6	454

Houston's Fortune 500 Companies

Kinder Morgan, Sysco, Enterprise Products Partners L.P., Hewlett Packard Enterprise, Plains GP Holdings, Baker Hughes, ConocoPhillips, OXY, WM Waste Management, EOG Resources, Phillips 66, Quanta Services, Inc., Halliburton, Group 1 Automotive, Cheniere, NRG, CenterPoint Energy, Targa, Westlake Chemical, NOV, Huntsman (Enriching lives through innovation), Crown Castle, KBR, Academy Sports + Outdoors

(1) FDIC deposit data as of June 30, 2021.
Data Source: S&P Global Market Intelligence, US Census Bureau, Fortune, Port Houston, Texas Medical Center, Axios, Nerd Wallet.

ENHANCED MARKET DEMOGRAPHICS

GDP ($B)


$458.6
$516.5
$240.0
Top 25 MSAs Median: $258.1
Houston
Dallas
Louisiana

Deposits in Market ($B)


$330.9
$426.6
$120.3
Top 25 MSAs Median: $202.2
Houston
Dallas
BFST - Louisiana

Population (000s)


7,233
7,735
3,865
Top 25 MSAs Median: 4,686
Houston
Dallas
BFST - Louisiana

Proj. Population Growth


7.6%
7.5%
0.4%
Top 25 MSAs Median: 4.0%
Houston
Dallas
BFST - Louisiana

Median Household Income


$69,000
$75,727
$51,626
Top 25 MSAs Median: $75,727
Houston
Dallas
BFST - Louisiana

Note: Population growth and median household income weighted by deposits for BFST's Louisiana footprint. Top 25 Median shown for Top 25 US MSAs by population.
Data Source: S&P Global Market Intelligence, Statista, Bureau of Economic Analysis.

PRO FORMA FOOTPRINT



DALLAS / FORT WORTH REGION
NORTH LOUISIANA REGION
HOUSTON REGION
SOUTHWEST LOUISIANA REGION
CAPITAL REGION
GREATER NEW ORLEANS REGION
BAYOU REGION

Dallas Fort Worth Region

# of Banking Centers:	3
Total Loans:	$603.2
Total Deposits:	$160.7
Deposits / Banking Center	$53.6

North Louisiana Region[1]

# of Banking Centers:	8
Total Loans:	$595.9
Total Deposits:	$777.4
Deposits / Banking Center	$97.2

Capital Region

# of Banking Centers:	8
Total Loans:	$497.3
Total Deposits:	$745.3
Deposits / Banking Center:	$93.2

Houston Region (Texas Citizens)

# of Banking Centers:	6
Total Loans:	$365.7
Total Deposits:	$452.0
Deposits / Banking Center	$75.3

Greater New Orleans Region[2]

# of Banking Centers:	2
Total Loans:	$424.6
Total Deposits:	$176.5
Deposits / Banking Center:	$88.2

Southwest Louisiana Region

# of Banking Centers:	14
Total Loans:	$574.6
Total Deposits:	$1,073.7
Deposits / Banking Center	$76.7

Bayou Region

# of Banking Centers:	6
Total Loans:	$388.6
Total Deposits:	$569.1
Deposits / Banking Center:	$94.9

Note: Dollars in millions. Financial data as of September 30, 2021. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. Loan balances include balances at LPOs.

(1) Pro forma excluding Oak Grove location sold on October 1, 2021. Banking center count does not include LPO location – one in the region.

(2) Banking center count does not include LPO location – one in the region.

Data Source: Company Documents.

LOAN AND DEPOSIT COMPOSITION BY REGION

Loans

Current BFST


16.1%
19.3%
18.6%
12.6%
13.8%
19.6%
19.6%
Texas

Pro Forma[(1)]


10.6%
14.4%
17.3%
16.7%
11.3%
12.3%
17.5%
28.1%
Texas

Estimated 30%+ of BFST credit exposure will be in Texas at closing

Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas
Houston

Deposits


4.6%
21.3%
22.2%
30.7%
16.2%
5.0%
4.6%
Texas


11.4%
18.8%
19.7%
27.2%
14.4%
4.5%
4.1%
15.5%
Texas

Pro Forma[(1)]

Loans (excl. PPP) / Deposits: 80.6%

Deposits / Banking Center: $83mm

Note: BFST and Texas Citizens data as of September 30, 2021.
(1) Excludes purchase accounting adjustments.
Data Source: Company Documents.

PRO FORMA LOAN AND DEPOSIT COMPOSITION

Business First Bancshares, Inc.


6.2%
15.2%
23.6%
15.1%
42.4%
Commercial
3.5%
18.8%
17.7%

Loans ($000)		
Construction & Land	$465	15.2 %
1-4 Family	464	15.1
Multi-Family	108	3.5
Non-O/O CRE	541	17.7
O/O CRE	576	18.8
C&I	723	23.6
Consumer & Other	189	6.2
Total	$3,066	100.0 %

MRQ Yield on Total Loans:	5.11%

Texas Citizens Bancorp, Inc.


5.9%
6.4%
5.0%
1.4%
26.7%
24.6%
56.8%
Commercial
30.1%

Loans ($000)		
Construction & Land	$26	6.4 %
1-4 Family	20	5.0
Multi-Family	6	1.4
Non-O/O CRE	100	24.6
O/O CRE	122	30.1
C&I	108	26.7
Consumer & Other	24	5.9
Total	$405	100.0 %

MRQ Yield on Total Loans:	4.68%

Pro Forma[1]


6.1%
14.1%
23.9%
14.0%
44.0%
Commercial
3.3%
18.5%
20.1%

Loans ($000)		
Construction & Land	$491	14.1 %
1-4 Family	485	14.0
Multi-Family	113	3.3
Non-O/O CRE	641	18.5
O/O CRE	698	20.1
C&I	831	23.9
Consumer & Other	213	6.1
Total	$3,471	100.0 %

Business First Bancshares, Inc.


7.9%
11.0%
31.9%
31.2%
18.0%

Deposits ($000)		
Demand Deposits	$1,202	31.9 %
NOW & Other	679	18.0
MMDA & Savings	1,175	31.2
Retail Time Deposits	415	11.0
Jumbo Time Deposits	298	7.9
Total	$3,768	100.0 %

Loan to Deposit Ratio	81.4%

Texas Citizens Bancorp, Inc.


3.9%
9.5%
44.6%
32.6%
9.4%

Deposits ($000)		
Demand Deposits	$202	44.6 %
NOW & Other	43	9.4
MMDA & Savings	148	32.6
Retail Time Deposits	43	9.5
Jumbo Time Deposits	18	3.9
Total	$454	100.0 %

Loan to Deposit Ratio	89.3%

Pro Forma[1]


7.5%
10.8%
33.3%
31.3%
17.1%

Deposits ($000)		
Demand Deposits	$1,404	33.3 %
NOW & Other	722	17.1
MMDA & Savings	1,323	31.3
Retail Time Deposits	458	10.9
Jumbo Time Deposits	316	7.5
Total	$4,222	100.0 %

Loan to Deposit Ratio	82.2%

Note: Dollars in millions. BFST consolidated data as of September 30, 2021. TCB bank-level Call Report data as of June 30, 2021.
(1) Excludes purchase accounting adjustments.
Data Source: S&P Global Market Intelligence, Company Documents.

SECTORS IN FOCUS: INDUSTRY COMPOSITION

COVID-19 Sensitive Industries

Business First Bancshares, Inc.



6.2%
16.2%
19.5%
58.0%

Deposits ($mm)		% of Loans
Retail	$315.8	10.2 %
Hotels and Motels	106.3	3.4
Food and Drink	88.3	2.9
Other Hospitality	33.7	1.1
Total	$544.1	17.6 %

Texas Citizens Bancorp, Inc.



10.1%
0.4%
37.6%
51.8%

Deposits ($mm)		% of Loans
Retail	$30.4	7.5 %
Hotels and Motels	41.9	10.4
Food and Drink	8.2	2.0
Other Hospitality	0.3	0.1
Total	$80.9	20.0 %

Pro Forma(1)



5.5%
15.4%
23.7%
55.4%

Deposits ($mm)		% of Loans
Retail	$346.2	9.9 %
Hotels and Motels	148.3	4.2
Food and Drink	96.5	2.8
Other Hospitality	34.1	1.0
Total	$625.0	17.9 %

Energy Exposure (% of Total Loans)



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
16.0%
16.4%
12.7%
8.2%
5.7%
7.6%
6.1%
0.2% (2)
2015
2016
2017
2018
2019
2020
Q3 2021
Pedestal Transaction closed May 1, 2020, energy exposure was 13% of total loans
As of September 30, 2021, pro forma energy exposure is 6.3% of total loans(1)(2)
BFST
Pro Forma TCB

Note: Dollars in millions. BFST COVID-19 sensitive industry data as of September 30, 2021. TCB COVID-19 sensitive industry data as of June 30, 2021. Energy data as of September 30, 2021; prior periods as of December 31st. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Excludes purchase accounting adjustments.

(2) TCB data as of June 30, 2021.

Data Source: Company Documents.

TRANSACTION TERMS

Transaction Consideration	• Consideration mix: 100% stock • Fixed exchange ratio of 0.7038 BFST shares per Texas Citizens share – 2.1 million BFST shares • Texas Citizens options will be rolled into BFST options at the exchange ratio • Pro forma ownership: 90.3% BFST / 9.7% Texas Citizens
Transaction Valuation(1)(2)	• $52.9 million aggregate value – Represents $17.81 per share • P / TBV(3) = 151% • P / YTD Core EPS(3) + Cost Saves = 5.7x
Personnel	• Don Hingle will move to the Houston area as regional president, Houston • Duncan Stewart, Texas Citizens' founder & CEO, to join BFST as a Regional Chairman • Employment agreements have been executed with key producers at Texas Citizens • Retention pool has been established for other key employees
Required Approvals	• Customary regulatory approvals and shareholder approval of Texas Citizens
Expected Closing	• Q1'22

(1) Based on BFST closing stock price of $25.30 as of October 19, 2021. Multiples based on Texas Citizens' financial results as of September 30, 2021.
(2) Core EPS excludes 2021 provision reversal of $820k.
(3) Non-GAAP financial measures.

DUE DILIGENCE PROCESS

Due Diligence Process Overview	• Conducted comprehensive due diligence over a ~60 day period • Experienced M&A team that has worked together on multiple successful transactions for BFST
Credit Diligence	• Credit review conducted by internal team of experienced underwriters • Reviewed 75% of total loan portfolio excluding PPP loans, 67% when including PPP loans • Reviewed over 90% of each of the following loan categories: – Watch List (Classified Loans); 97% of substandard loans reviewed – 20 Largest Loans – 20 Largest Construction and Development Loans – 20 Largest C&I Loans – 20 Largest CRE Loans – 20 Largest Energy – 20 Largest Hospitality Loans – 20 Largest Participations (Bought & Sold) • Nonperforming loan diligence encompassed $21.4 million (97%) of TDRs and $7.5 million (93%) of Non-Accrual loans • Consumer loan desktop review analyzed payment history, loan type, collateral type, and loan balance • Total loan mark excl. PPP reflecting 4.2% of total TCB loans as of June 30, 2021
Purchase Accounting Adjustments	• Engaged Abrigo to review the CDI and marks on loan portfolio and time deposits
Corporate and Operational Due Diligence	• Comprehensive review of corporate and operational issues – BFST was satisfied with changes related to the OCC enforcement action which was lifted in October 2021 • Operations team conducted a deep dive on all major operations-related contracts

Note: financial data as of June 30, 2021.

KEY TRANSACTION ASSUMPTIONS

Estimated Cost Savings	• **Approximately $9.2 million[1]** – Texas Citizens YTD 2021 Efficiency ratio of 88.5% – Expected retirement of 4 of 6 Texas Citizens executives account for ~$1 million – Elimination of certain professional fees and regulatory costs total ~$3 million – 75% expected to be realized in 2022, and 100% thereafter
Loan Mark	• **$11.6 million, net** – $15.0 million gross credit mark (4.2% of Texas Citizens' 6/30/21 loans excluding PPP, 2.4x ALLL) – $3.3 million positive interest rate mark – Over 40% of the net loan mark is expected to be accreted by 2023, based on maturities of TCB loans • **Texas Citizens' ALLL as of June 30, 2021, totaled $6.3 million** • **BFST is not subject to CECL until January 1, 2023**
CDI	• **Equal to 0.52% of Texas Citizens' non-time deposits ($2.0 million);** – Accelerated amortization over 10-years
Holding Company Debt Redemption ***(on earliest call date)***	• **Planned redemption of $8.9 million of Texas Citizens' subordinated notes (8.0%) in March 2022** • **Planned redemption of $10.0 million of Texas Citizens' subordinated notes (6.25%) in April 2023** • **Planned redemption of $7.5 million of Texas Citizens' subordinated notes (6.375%) in December 2023**
Transaction Expenses	• **$12.1 million after-tax**

(1) Based on estimated FY 2022 Texas Citizens noninterest expense.

ESTIMATED FINANCIAL IMPACT

EPS Accretion	• Greater than 15% in 2023 *(first full year of combined operations)* – Based on consensus analyst estimates – BFST loan mark accretion front-loaded in 2023, based on the current maturities of TCB loans – Low double digit accretion thereafter
Tangible Book Value[1]	• Initial Dilution at Close: 5% *(inclusive of all deal costs)* • Earnback: 3.0 years *(crossover method)*
Internal Rate of Return	• 20%+ *(based on 12x terminal multiple)*
Pro Forma Capital[2]	• TCE Ratio[3]: ~8.0% • Leverage Ratio: ~8.0% • CET1 Ratio: ~9.5% • Total Capital Ratio[2]: ~12.8%

(1) Estimated at closing of the transaction (March 31, 2022).
(2) Assumes redemption of $8.9 million of Texas Citizens sub-debt.
(3) Non-GAAP financial measure.

CONCLUSION

- New high-growth market expansion
- Transaction consistent with BFST growth strategy
- Complementary commercial banking focus
- Local banking talent joining BFST with long-term commitments
- Established Houston platform from which to expand
- Enhanced scale at $5B in pro forma assets
- Approximately 30% of pro forma loans in Texas
- Attractive financial impact


b1 BANK
HOUSTON, TX

BUSINESS FIRST BANCSHARES

APPENDIX

Core ROAA		
	Year to Date	
	9/30/2020	9/30/2021
Core Net Income:		
Net Income	$ 16,160	$ 40,068
Adjustments[1]:		
Sale of Impaired Credit	$ -	$ -
Deferred Tax Asset write-down	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 402	$ 737
(Gain)/Loss on Sale of Securities	$ (95)	$ 52
(Gain)/Loss on Sale of Banking Center	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ 1,185
Stock Option Exercises	$ (530)	$ -
Acquisition-related expenses	$ 7,384	$ 203
Core Net Income	$ 23,321	$ 42,245
Core Return on Average Assets:		
Net Income	$ 16,160	$ 40,068
Core Net Income	$ 23,321	$ 42,245
Average Assets	$ 3,224,940	$ 4,343,407
ROAA	0.67%	1.23%
Core ROAA	0.96%	1.30%

Note: Dollars in thousands.